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                         L I N D N E R   F U N D S

                                NEWSLETTER

[Logo]LINDNER
      FUNDS                                            WWW.LINDNERFUNDS.COM




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                      H I G H L I G H T S



LIPPER DATA SHOWS LINDNER UTILITY FUND AS
#1 FUND AMONG UTILITY MUTUAL FUNDS FOR '99
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                                                                  3


VALUEVIEW
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COO Mark Finn discusses "Thoughts on the Century Closed           4
and the New Century Dawning..."


PERFORMANCE CHART
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                                                                  6


LINDNER ASSET MANAGEMENT NAMES JOHN ELDER
ACTING EXECUTIVE VICE PRESIDENT IN ST. LOUIS
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                                                                  7


HAVE A QUESTION? MEET THE LINDNER FUNDS' ANSWER TEAM
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                                                                  8


PROFILE: LINDNER ASSET ALLOCATION FUND --
IDEAL FOR CONSERVATIVE-MINDED INVESTORS
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                                                                 10


CAPITAL GAINS AND YOUR TAXES
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                                                                 12


SHAREOWNERS' CORNER
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                                                                 12


MUTUAL FUNDS: A 20TH CENTURY PHENOMENON
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                                                                 13


LINDNER FUNDS DESCRIPTIONS
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                                                                 15




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If you would like to receive periodic updates regarding our funds, please E-MAIL US AT MARKETING@LINDNERFUNDS.COM. You may also fax your
                    --------------------------
request to our marketing department at FAX (314) 727-9306.

For operational assistance, to order applications or request fund statistics, please call our customer service line at 1-800-995-7777.

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[LOGO]LINDNER FUNDS


                                              --------------------------
                                                             Winter 2000

      NEWSLETTER
      A Value Investment Tradition


[Photo of Powerlines]
LIPPER DATA SHOWS
LINDNER UTILITY FUND AS
#1 FUND AMONG UTILITY
MUTUAL FUNDS FOR '99




Data and analysis provided by the authoritative LIPPER INC.<F*> SHOWS THE LINDNER UTILITY FUND IS THE #1 UTILITY MUTUAL FUND FOR 1999.<F**> The Fund's rate of return was 60.46% for 1999, compared very favorably to such broad-market indexes of utility equities as represented by the S&P 500 Utilities Index (the Fund's benchmark), which ended the year at -8.81%; and, the Dow-Jones Utilities Index, which ended the year at -5.67% (see comparisons chart <F**>).

The Lindner Utility Fund seeks current income through investments in securities of domestic and foreign public utility companies, with capital appreciation as a secondary goal. The fund has adopted a broad definition of "utilities" and includes companies in the portfolio that provide basic services to customers on a regular basis, as well as traditional, universal-service, regulated or semi-regulated electric and telephone companies. This fund may be appropriate for investors who seek current income and diversification through companies engaged in all types of utility services.

The Fund invests substantially all of its assets in common stocks or securities that are convertible to common stocks. The Fund may also use preferred stocks or bonds, and Rule 144A securities. At least 65% of the Utility Fund assets will be invested in common or preferred utility stocks. At year-end 1999, larger holdings included such equities as Omnipoint, Nextel, AT&T, Enron, and RCN Corp. (Continued on page 14.)

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VALUEVIEW

BY MARK T. FINN, VICE CHAIRMAN AND
CHIEF OPERATING OFFICER, LINDNER ASSET MANAGEMENT, INC.




                                                        [PHOTO]

LOOKING BACK / LOOKING AHEAD

THOUGHTS ON THE CENTURY CLOSED
AND THE NEW CENTURY DAWNING...



The books are now closed on the 20th Century -- the most dramatic period of change in the history of humankind. Future historians will judge the last 100 years in the context of advances in such human endeavors as government, science, technology, medicine, education, finance, communications, agriculture, and such everyday pursuits as retailing, sports, entertainment, and leisure activities.

During the century just ended, technological advances dominated the news. The years 1900-2000 witnessed the introduction of such advances in the theoretical and physical sciences and the application of technology as: broadcast radio; television; telephone; fax machines; household appliances; integrated electronic circuitry; computers; automobiles and trucks; nuclear power; aircraft; spacecraft; the jet engine; electricity; plastics and other synthetic materials; exotic new metals; and a host of others that made our lives more comfortable -- and our nation more productive.

The 1900s were the time when age-old public health menaces were conquered -- the treatment of drinking water since the turn of the century saved literally millions of lives. And, in the last half of the 20th Century, powerful drug therapies and antibiotics were introduced to deal with many human diseases and conditions. The use of new penicillin drugs during World War II was the start of a pharmaceutical revolution to deal with threats to human health that continues today -- and into our new century.

Agriculture changed dramatically at the start of the last century. Where two out of three Americans lived on farms or in rural areas and fed a nation of 120 million people in 1900, by 1999 only four persons out of one hundred were farmers, feeding not only this nation of 265 million, but the peoples of other nations as well. Technology and scientific advances served the farmers well; technology has driven farm productivity throughout the century, and as families flocked to the cities, farming became more productive.

In addition to technological marvels, we also lived through great social turbulence. The second great story of the 20th Century is the resilience of the human spirit. Early in the century, with technology, everything seemed possible. Americans were buoyed with confidence in the 1920s, after helping the "Old World" powers decide the outcome of World War I. Then, without warning, the "Roaring Twenties" ended dramatically, and economic disaster followed the October 1929 stock market crash. Uncontrolled and irrational financial speculation obviously had a price.

When the Great Depression hit in the 1930s, one out of four Americans was out of work. Millions qualified for home relief. In other lands, fascism took hold, leading to World War II. President Franklin D. Roosevelt rallied the nation by appealing to the unique qualities of the American Spirit, especially confidence in the future. In his inauguration speech, he told us we had nothing to fear but fear itself. FDR's plan for the re-construction of the nation was designed to create both economic and social betterment.

Included in the reforms were new protections for individual investors and the means of encouraging new investment, based on building confidence in banks, and publicly-traded securities. This was the foundation of the 1933 legislation that created the Securities & Exchange Commission. In asking the Congress to pass the securities legislation, he said: What we seek is a return to a clearer understanding of the ancient truth that those who manage banks, corporations and other agencies for

PAGE 4     LINDNER FUNDS NEWSLETTER



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handling or using other people's money are trustees
acting for others.

Thus began the modern era of investing that has resulted in our nation becoming the largest economy on the globe. Economic recovery would take all of the decade of the 'Thirties, but the lessons learned in the dark days of depression would last the rest of the century -- and there would be no turning back from the progress made possible by modern capitalism. There would also be broader participation in the wealth being created by capitalism -- investing opportunities became positively democratic in nature.

In the days just prior to WW II, Time publisher Henry Luce declared this the American Century and called on the American People to take hope in the future and assume their global responsibilities (February 1941). In the December 1999 issue, US News & World Report declared "The American People" as the "man/woman of the century."

I have another nominee: THE AMERICAN INVESTOR.

The dramatic changes our nation experienced over the past 100 years would not have been possible without the individual investor, and the funds he or she made available to entrepreneurs. Whether your capital is invested directly in common stocks or bonds, or you participate in the capital markets through investing in mutual funds, or your employer pension fund, the capital you put to work has helped to build our nation -- and will continue to do so in the new century.

Thanks to the protection and assurances of Federal and state regulations, financial innovations made possible in this century have included the broad-based corporate pension fund, Individual Retirement Accounts, money market savings accounts, insured savings accounts, and, of course, the miracle of the mutual fund. Individual investors are putting their capital to work through a formally organized investment company that pools and manages theirs and other people's individual investments. All investors equally own the enterprise, and share equally in the profits -- hence, the "mutual" in mutual funds. These investment vehicles helped individuals to participate in the nation's wealth-building process.

As millions of Americans entered the "middle classes," they put extra money aside for the future -- to buy a home, college tuition, start a business, and plan for comfortable retirement. Mutual funds met their need to select a specific level of market risk most comfortable for them, and then carefully balance risk with the opportunity to increase their capital base -- their individual wealth -- or to generate income, say, for retirement years.

The first Lindner Fund was created in 1954, (it is today's Large-Cap
Fund). This was a time when America's economic horizon was dramatically expanding; the 1950s. As Americans prospered in the following decades, they continued to put money aside; this capital became the largest pool of investment available to corporations for expansion, and for municipal bond-issuing agencies to raise capital for infrastructure.

Over the years the Lindner Family of Mutual Funds also expanded to meet the changing needs of individual investors. We added the Asset
Allocation Fund, Market Neutral Fund, Small Cap Fund, Utilities Fund, and as the century ended, the Lindner Opportunities Fund. Each was designed to meet the specific needs of investors.

And what about the new 21st Century? Of course, it is virtually impossible to accurately foretell the future. Experts have heralded the signs of unleashed human energy at the start of each new century, and point to the advent of electricity, automobiles and motion pictures as examples as we moved from the late-1800s to the early 1900s. In the century just ended more scientific knowledge was gained than in the 5,000 preceding years combined. But what do we make of the fact that now, every five years, our entire scientific knowledge base will once again double?

All of the applications of physical science and applied technologies cited for the 20th Century -- radio, television, computers, space exploration, miracle medicines -- are in fact the foundation for 21st Century advances. This much is known: The miracles of the 20th Century would not have come to market to improve our lives were it not for the individual American Investor, and especially for mutual fund investors. As a Lindner Fund shareowner I congratulate you for putting your money to work to create a more productive economy; to help apply scientific discoveries to practical, everyday applications (think about the miracle of the microwave in your kitchen!); to help establish new businesses; and to make it possible for existing businesses to expand and employ millions of our fellow citizens. You have built the present economy of the United States of America!

In the century now beginning, we at Lindner Funds pledge to you our best efforts to continue the tradition of helping you participate in the opportunities presented in the financial marketplace, while carefully balancing risk and reward. As for the new century, my hope for all is:
May all the world's people enjoy Peace, Prosperity, Progress, and Individual Opportunity. The future is what we will make it, and what we make it will be an outcome of where we invest our personal capital to finance business. Here's to a Happy New Year -- and new century -- for the American Investor!

/S/ Mark T. Finn

Mark T. Finn
Vice Chairman & Chief Operating Officer,
Lindner Asset Management, Inc.

[FN]
Note: <F*> All performance data quoted represents past performance and is not predictive of future performance. The investment return and principal value of an investment in the Funds will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost.

                                     LINDNER FUNDS NEWSLETTER     PAGE 5




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
PERFORMANCE CHART -- 1999

----------------------------------------------------------------------------------------------------
                                         January 1 to         January 1 to          March 31 to
Fund Name                               March 31, 1999      December 31, 1999     December 31, 1999
----------------------------------------------------------------------------------------------------
Lindner Large-Cap Fund                      -12.38%               11.32%               27.06%
(Inception 5/24/73)
----------------------------------------------------------------------------------------------------
Lindner Asset Allocation Fund                -4.34%               10.00%               15.00%
(Inception 6/22/76)
----------------------------------------------------------------------------------------------------
Lindner Utility Fund                          6.51%               60.46%               50.66%
(Inception 8/30/93)
----------------------------------------------------------------------------------------------------
Lindner Small-Cap Fund                       -9.12%               18.41%               30.29%
(Inception 1/24/94)
----------------------------------------------------------------------------------------------------
Lindner Market Neutral Fund                   1.06%               12.87%               11.69%
(Inception 2/11/94)
====================================================================================================
Lindner Opportunity Fund                        October 12 to December 31, 1999 -- 18.20%
(Inception 10/11/99)
====================================================================================================
Dow Jones Industrial Averages<F*>             7.03%               27.21%               18.85%
----------------------------------------------------------------------------------------------------
S&P 500 Index<F*>                             4.98%               21.04%               15.30%
----------------------------------------------------------------------------------------------------
Russell 2000 Index<F*>                       -5.43%               21.36%               28.33%
----------------------------------------------------------------------------------------------------

<F*> With dividend reinvested

The following represents the Lindner Fund's Average Annual Total Return for 1, 5 and 10-year periods ending December 31, 1999 or since the fund's inception:

----------------------------------------------------------------------------------------------------
Fund Name                                1-Year Return        5-Year Return        10-Year Return
                                                                                 or Since Inception
----------------------------------------------------------------------------------------------------
Lindner Large-Cap Fund                       11.32%                8.13%                8.06%
(Inception 5/24/73)
----------------------------------------------------------------------------------------------------
Lindner Asset Allocation Fund                10.00%               10.29%               10.09%
(Inception 6/22/76)
----------------------------------------------------------------------------------------------------
Lindner Utility Fund                         60.46%               21.88%               17.81%<F*>
(Inception 8/30/93)
----------------------------------------------------------------------------------------------------
Lindner Small-Cap Fund                       18.41%               17.61%               14.27%<F*>
(Inception 1/24/94)
----------------------------------------------------------------------------------------------------
Lindner Market Neutral Fund                  12.87%                0.14%                1.31%<F*>
(Inception 2/11/94)
====================================================================================================
Lindner Opportunity Fund                       October 12 to December 31, 1999 -- 18.20%
(Inception 10/11/99)
----------------------------------------------------------------------------------------------------

<F*>Since inception

Returns for the Fund are net of all charges and fees for Investor Class shares. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not predictive of future results. Investment return and principal value will fluctuate, so redemption value may be more or less than when purchased. For more complete information, including charges and expenses, please call or write for a free prospectus. Read it carefully before you invest.


PAGE 6     LINDNER FUNDS NEWSLETTER



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LINDNER ASSET MANAGEMENT NAMES JOHN ELDER
ACTING EXECUTIVE VICE PRESIDENT IN ST. LOUIS

In December, Lindner Asset Management Chairman Doug Valassis announced the appointment of John Elder as Acting Executive Vice President. Mr. Elder joins Lindner from the Signature Financial Group, where he was Vice President-Financial Administration, serving a number of mutual fund clients.




[PHOTO]

JOHN ELDER
ACTING EXECUTIVE VICE PRESIDENT/OPERATIONS


Mr. Elder is based in the Lindner Asset Management headquarters in St. Louis, and will oversee the company's administrative, operations and financial functions.

Chairman Valassis noted Mr. Elder's extensive financial services industry experience as an important asset for the Lindner management team. "We are pleased that John has joined our management team in St. Louis. He has an extensive background in the mutual fund industry, and in financial services, and brings a wealth of experience, knowledge and know-how to Lindner. This appointment is an important step in the continued strengthening of the Lindner Asset Management team."

Mr. Elder's duties at Signature included financial reporting, regulatory compliance, SEC reporting, IRS reporting, overseeing compliance for client companies, and liaison with legal counsel. The firm, which is based in Boston, provides clients (large mutual fund clients) with consulting and management services. John Elder was with Signature for the past four years.

Mr. Elder is a Certified Public Accountant, began his career with Price Waterhouse, and served the firm's financial services clients from offices in Philadelphia, New York City and Hartford for a decade. He then moved to the Phoenix Family of Mutual Funds (the management company was a subsidiary of the Phoenix Home Life Mutual Insurance Company) in Hartford, Connecticut, for a 10-year period. He served as Treasurer of the Phoenix mutual funds -- the portfolio size was more than $10 billion -- with 25 funds in the group.

John Elder was graduated from Coe College in Cedar Rapids, Iowa and received his Master's in Business Administration from Washington
University (St. Louis).



JOHN ELDER OBSERVATIONS ON
MUTUAL FUND MANAGEMENT

Acting Executive Vice President John Elder shared his observations on mutual funds based on his extensive experience over the past 25 years.

ELDER ON CHANGES: "I have seen dramatic changes in the management of mutual funds over the last quarter century. The funds are more widely used by the public as primary investment vehicles for family savings, retirement savings, trust funds for others, and for participating in the stock market. Overall, the investing public is better educated about mutual funds and their appropriate place in an individual's portfolio."

ON CHANGES IN FUND MANAGEMENT: "In my view, today's fund managers are much more knowledgeable, more informed, and skilled at using sophisticated investment techniques and practices. Twenty five years ago, fund managers typically picked certain stocks without the benefit of the many of the analytical tools which are at their disposal today."

TODAY'S ENVIRONMENT: "Today, portfolio managers operate in a much more open and vigilant environment. The media, financial analysts, pension markets, investing institutions, and other third parties are much more aggressive in making mutual fund managers justify their investment decisions. Organizations such as Lipper and Value Line quickly identify the gunslingers who take on too much risk and who have an inconsistent investment style. The added visibility and accountability of the investment manager has been to the benefit of the individual investor."

ON LINDNER ASSET MANAGEMENT: "This is a great opportunity for me, to be involved in an organization which has turned the corner in its investment process and is building a strong management team. Lindner Funds has the ability to grow substantially over the next few years. I have known (Vice Chairman) Mark Finn professionally through his association with a large mutual fund client at my former employer, and have tremendous respect for his investment management abilities. I believe that the investing public will become much more aware of Mark's skills through their monitoring of Lindner Funds performance and that will attract new investors to the Lindner Family of Funds. This is an exciting time for the Lindner Funds."


                                     LINDNER FUNDS NEWSLETTER     PAGE 7


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                          HAVE A QUESTION?
                 MEET THE LINDNER FUNDS' ANSWER TEAM

                               [PHOTO]

Lindner Funds' Outstanding Customer Service team in St. Louis


At Lindner Asset Management, customer service is an attitude and a department. At offices in Clayton, Missouri (a suburb of St. Louis located just west of down town), eight account representatives are on duty every weekday from 8 a.m. to 5 p.m. CST ready, willing and able to help Lindner shareowners in any way they can.

"The customer service department here is a one-stop shop." explains Cathy Setraycic, Lindner Funds' Shareowner Services Manager. "Unlike at some other financial institutions, when you call us, we don't transfer you to someone else. We pull together the information you need and do whatever is necessary to answer your question and to meet your needs. Individual shareowners are very important to all of us at Lindner."

A VARIETY OF TASKS
Account representatives have a varied workday. They answer e-mail received through Lindner's Web site and they follow up with individuals who have written to the company requesting information. Answering the phone, however, is their primary activity. They assist shareowners with routine matters, such as verifying account information, inputting address or registration changes, executing purchases or sales of shares, and setting up automatic purchase programs. Account reps can help shareowners complete various tax information or administrative forms, and in utilizing the recently introduced Web-based customer service functions on our internet site."Our goal is always to provide the caller with a little bit more than what they contacted us for. We aren't financial advisors, but we can provide information that will help people make decisions," Setraycic says.

TRAINING IS KEY
Being a jack-of-all-trades representative requires extensive training. Jennifer Latham, Assistant Customer Service Manager, heads up the training effort, which begins with a two-week, intensive, one-on-one program. New hires must complete directed independent study of the mutual fund industry and Lindner's products. They also spend a lot of time listening to incoming calls to observe how callers' questions are answered.

"One of the things we look for when interviewing candidates for this job is a willingness to continue learning," Setraycic explains. "It's important to have a positive attitude and enjoy talking to people, but we always need to keep up with new information. That's the only way we can really provide quality service."

Following the official training period, new representatives are paired with a more senior person who serves as a mentor. "When you're new, it really helps to have a more experienced person you can go to for an answer,"


LINDNER FUNDS NEWSLETTER     PAGE 8

          "We work as a team
     in responding to questions,
     or to provide the follow up
         needed for advisors,
to help the professional in addressing
     the needs of their clients."

          -- Brian Maloney

               [PHOTO]

BRIAN MALONEY, MARKETING REPRESENTATIVE
Brian works closely with the Customer Service staff in meeting the needs of investment advisors.


Setraycic says. "It helps our people to learn more quickly, but more important, it means we can speed up the response time to the caller."

REACHING OUT
The customer service department is gearing up to become more proactive in the new year by contacting shareowners from time to time to provide information or ask if they need assistance. "Sometimes changes take place within our funds or we want to verify information we have," Setraycic explains. "So, we'll be calling shareowners directly to discuss these issues."

January introduces the tax season and this is a time for tying up year-end and fourth-quarter administrative matters. It's no surprise then, that it's also the department's busiest month. "Because we provide such a broad range of service, our average telephone call takes 7-20 minutes," Setraycic notes. "When we experience a large volume of calls, shareowners may experience longer response times than they're used to. We ask that shareowners be patient with us -- we will get to them as quickly as possible."

Setraycic advises shareowners to take advantage of Lindner's alternate service options. Through the toll-free automated customer service telephone system (dial 1-800- 995-7777), shareowners can check their account balances, dividend payments and other account information. The company's Web site (www.lindnerfunds.com) also allows shareowners to review transaction history.

"We always feel that personal contact is best, but during this busiest month shareowners may find it advantageous to access information through these other methods," Setraycic says. "One of the really great things about being such a small, close-knit department is that we get to know many of our shareowners. Interacting with them regularly and helping them is what really makes this job fun. We love to hear from our shareowners, and to help them with their questions."

Brian Maloney, Lindner Marketing Representative, is responsible for liaison with the Registered Advisor Community. He works closely with Cathy Setraycic and the Customer Service Department in meeting the needs of individual advisors and their clients. "We work as a team in responding to questions, or to provide the follow up needed for advisors, to help the professional in addressing the needs of their clients," notes Brain. "I regularly provide the staff with up-to-date information such as industry trends and data to help them in answering queries. And, if an advisor needs information or follow up, Customer Service will hand off the call to me. We recently worked together to install new software that serves the needs of both marketing and Customer Service, another example of our close cooperation and teamwork."

                             "Our goal is always to
                    provide the caller with a little bit more
                         than what they contacted us for.
                          We aren't financial advisors,
                       but we can provide information that
                        will help people make decisions."

                               -- Cathy Setraycic

                                     [PHOTO]

                    CATHY SETRAYCIC, MANAGER
                    Cathy oversees the busy Customer Service Department.


                                     LINDNER FUNDS NEWSLETTER     PAGE 9




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                               PROFILE:
                   LINDNER ASSET ALLOCATION FUND --
               IDEAL FOR CONSERVATIVE-MINDED INVESTORS

      PRESENTING A CLOSE-UP OF THE LINDNER ASSET ALLOCATION FUND:

                          [Photo of ticket]
The Lindner Asset Allocation Fund (formerly the Lindner Dividend Fund) was launched in June 1976, as the classic bear market of 1973-75 was beginning its recovery. The primary objective of this Fund is to provide its shareowners with current income; the Fund may be appropriate for investors seeking current income while trying to achieve capital appreciation as a secondary investment objective. The managers of the Asset Allocation Fund use a blend of equity and fixed-income investments, with a target mix of approximately 60% equity and 40% fixed income assets.

Investments include common stocks; convertible and non-convertible preferred stocks; corporate bonds; and debt securities issued or guaranteed by the US government. In recent months, as the current economic expansion became a little long in the tooth -- it is now the longest peacetime economic expansion period in the modern history of the US -- the Committee has steadily moved the Fund toward investment in higher quality, lower risk securities.

For example, since spring 1999, the fixed-income portion of the Fund has been increasingly invested primarily in higher quality, shorter term bonds. The advisor has been avoiding longer duration fixed-income investments that may offer higher return, but are riskier in an environment where we find interest rates on the rise.

In terms of the Fund's equity investments, these are now primarily in well-known companies demonstrating sound management, and with attractive share prices relative to the competition. (At year-end 1999, these investments included Microsoft, Wal-Mart, General Electric, Omnipoint, Nortel Networks, Procter & Gamble, Lucent, and Eastman Kodak, as examples.) These shares are typically referred to as "value stocks" because they represent opportunities for appreciation as today's share prices could be viewed by market experts as a potential "value" buy for investors.

In both types of investments, equities and fixed-income, fund managers have moved investments toward higher quality and lower risk; this has tended to lower the actual cash yield for the fixed-income investments (see accompanying performance and dividend charts).

Speaking for the advisor, Vice Chairman Mark Finn shared these observations with shareowners:

We strongly believe that in light of current macro-economic and market valuation conditions, the move to quality is the right trade off for the Fund as the year 2000 begins. This Fund is now well positioned for a variety of long-term investment vehicles such as Individual Retirement Accounts, private pension plans and individual or family trusts.

LINDNER FUNDS NEWSLETTER     PAGE 10

We are always careful to balance risk and opportunity, and to exercise caution and prudence in both up and down market conditions. This Fund is intended for conservative investors and we believe these are times calling for defensive investing strategies for our shareowners. The economic cycle is now in its late stages.

The benchmarks used for comparing performance against peers and reliable, broad market indicators for the Fund managers are the Standard & Poor's 500 Stock Index (for equities) and the Lehman Brothers Intermediate Corporate Bond Aggregate (for fixed-income investments). Our objective in managing your investment in the Lindner Asset Allocation Fund is to continue to produce current income with a yield in excess of that which is earned on the S&P 500 Index or on bank savings accounts, while also being mindful of opportunities for capital appreciation as they arise.

In any of the market environments over the past 60 years we have seen breaks in investing patterns. Styles change, investments move in and out of favor. Recently, the "dot-coms" have been exceedingly attractive for some investors, for example.

In equity markets, growth and value will over time see-saw in popularity. Fixed-income prices (valuations) will increase and decrease over time. There will be opportunities in large-cap stocks, and then in small-cap companies. These patterns of change must be carefully monitored and continuing research is critical. We are now watching for signs of inflation. There are tradeoffs for any investment, typically risk vs. opportunity. In the case of the Lindner Asset Allocation Fund, we will typically tilt toward stronger risk management, and toward quality rather than high-yield.


WHAT IS AHEAD FOR THE ASSET
ALLOCATION FUND IN 2000?

While predicting the future is impossible, planning for the future is fundamental to what mutual fund managers do. So, what is planned for the Lindner Asset Allocation Fund in 2000? We asked Mark Finn for his comments:

* We will continue efforts to avoid low-quality, potentially higher-risk investments -- no matter how attractive their advertised "high-yield" returns may appear.

* We will continue to seek out reasonable return on investments while striving to protect shareowners' investments.

* We will continue to seek out shares in well-known, successful companies, with the ability to generate income from dividend payments, and in many cases, with opportunity for capital appreciation.

* When value returns to favor with investors, there should be many more investing opportunities among under-valued companies for the Fund.



Today, we see Asian and European companies growing stronger, and presenting more competition for US firms. Their demand for capital is increasing on a global basis. Could the dollar weaken over time? Will inflationary forces increase? These are important questions for fund managers. As we strive to protect capital, and preserve options for future investing opportunities, actual yield will move downward.

------------------------------------------------------------------------

In equity markets, growth and value will over time see-saw in popularity. Fixed-income prices (valuations) will increase and decrease over time. There will be opportunities in large-cap stocks, and then in small-cap companies. These patterns of change must be carefully monitored and continuing research is critical. We are now watching for signs of inflation. There are tradeoffs for any investment, typically risk vs. opportunity. In the case of the Lindner Asset Allocation Fund, we will typically tilt toward stronger risk management, and toward quality rather than high-yield.

------------------------------------------------------------------------

Our view is that short-term Treasuries, which have comparatively lower yield but are a very reliable investment, are appropriate right now. With shorter maturities, we will have capital ready to invest in emerging opportunities. This approach is designed for the bear market. To use a nautical metaphor, we could be navigating in choppy seas. As the seas rise, we can slow the boat and move through the waves at a reduced speed. As we adjust the speed, we'll get safely to shore; just a little bit slower, perhaps than other boats taking the waves head-on. But our trip will be safer and more comfortable. Our management style for this Fund will tend to be more defensive in 2000.

If you look at the equities market for 1999, you will see that despite resounding growth overall in some of the broad-market indexes, many share prices were actually down for the year, including those of some very well-known, profitable companies with solid earnings records. The bond markets were similarly trending downward for the year. There is growing uncertainty in the market as to future directions. In these conditions, fund managers must have a healthy respect for market valuations, especially over the long-term.

Important note: Please refer to the Prospectus for the Lindner Asset Allocation Fund, or refer to the Annual Report for more information. You may wish to consult with a financial planner for more information about the Fund and its appropriate use in your personal investment portfolio.
Symbol: LDDVX.

                                    LINDNER FUNDS NEWSLETTER     PAGE 11

                          SHAREOWNERS'
                           CORNER

These are a few of the most Frequently Asked Questions as reported by the Lindner Funds Customer Service staff.

Q: I REQUESTED A RECHARACTERIZATION AND MADE A CONTRIBUTION TO MY
TRADITIONAL IRA ACCOUNT LAST YEAR. HOW WILL LINDNER FUNDS REPORT THESE TRANSACTIONS TO THE IRS?

A: The recharacterization distribution will be reported in IRS Form 1099-R (Code R). All recharacterization contributions within an account will be combined on one Form 5498. All other contributions will be reported on a separate Form 5498.

Q: I WOULD LIKE TO MAKE A 1999 CONTRIBUTION TO MY RETIREMENT ACCOUNT. HOW DO I DESIGNATE THAT ON THE REMITTANCE SLIP?

A: To make your 2000-year contribution, mark current year. To make your 1999 contribution, mark prior year. Note: 1999 contributions can be made up to April 15, 2000.


        [Photo of Check]

--------------------------------
       If IRA check one:

 ------------------------------
  / / Rollover

  / / Current Yr. Contribution

  / / Prior Yr. Contribution

  / / Sep Current Year

  / / SEP Prior Year

  / / IRA Fee Payment
 ------------------------------
--------------------------------


Q: EACH YEAR I NEED ADDITIONAL EARNINGS DATA TO COMPLETE MY STATE TAX RETURN. HOW CAN I OBTAIN THAT INFORMATION?

A: Information is available on our website www.lindnerfunds.com.



CAPITAL GAINS AND YOUR TAXES

by Kenneth E. Puzder, CPA
Vice President and Financial Operations Principal

[PHOTO]

As you begin preparing to face the tax season, you may be considering the effect of capital gains taxes.

What can create a capital gain for a taxpayer? For one thing, buying shares of publicly-traded securities (such as a mutual fund) at one price and selling them later at a higher price. As with so many things in life, the timing of these transactions can be very important.

Generally, a capital gain realized through the sale of an asset owned for more than one year is considered a long-term gain and is taxed at a 20% maximum rate for individuals who are in the 28% (and higher) tax brackets. For individuals in the 15% tax bracket, a 10% rate applies. For tax years beginning after December 31, 2000, gains from the sale of assets held for at least five years will be taxed at an 18% rate (8% for taxpayers in the 15% bracket). The lower capital gains rate will also apply to trusts and estates. In addition, the lower rate will apply when the taxpayer is determining income tax under the Alternative Minimum Tax.

This compares to the present tax treatment for gains realized on investments held for less than one year: short-term gains are taxed at your ordinary income tax rate. So, if you are considering selling an asset (even if it is now under-performing), you should consult with your tax advisor. It may pay to hold on to it and consider the applicability of long-term gains treatment.

For the past quarter century, Individual Retirement Accounts have offered investors a very practical capital gains tax strategy. The payment of taxes on gains realized through certain transactions involving IRA assets (held within the IRA) is deferred until you begin withdrawing money at retirement age. So, if you're considering an investment that involves periodic transactions -- regular deposits on some scheduled basis -- you might elect to participate in a Lindner Mutual Fund through an IRA account.

There are a variety of IRA plans now available to you, each with its own criteria for tax deductibility, etc. As always, it's best to seek the guidance of your attorney, accountant or tax advisor in deciding which type of investment is appropriate for you. Lindner's customer service representatives are always happy to explain the various IRA options we offer.

                        TAX DATES TO REMEMBER
                  (always consult your tax advisor)

APRIL 17, 2000          *  deadline for filing 1999 income tax return or
                           for requesting a filing extension.

                        * the first payment of 2000 estimated tax is due.

                        * deadline for opening or depositing funds into your 1999 IRA account.

JUNE 15, 2000           *  second 2000 estimated tax payment is due.

AUGUST 16, 2000         *  if you requested a filing extension back in
                           April, your 1999 tax return is due today.

                        * if extenuating circumstances have prevented you from meeting this extended deadline, it's possible to apply for an additional extension.

SEPTEMBER 15, 2000      *  third 2000 estimated tax payment is due.

OCTOBER 16, 2000        *  Last day for filing your 1999 income tax
                           return, if you received additional extension of time to file.


LINDNER FUNDS NEWSLETTER     PAGE 12

MUTUAL FUNDS: A 20TH CENTURY PHENOMENON


Henry Ford's factory-produced, low-priced Model T automobile gave Americans freedom to roam, and the 19th Amendment gave women the right to vote. But, perhaps no event in the 20th Century did more to democratize the nation than the creation of mutual funds. Now, in buying individual shares of an investment company that held a portfolio of securities, the average American could have a real stake in the country's economy. Even the smallest investors could enjoy a serious slice of the American pie.

The concept of pooling individual monies to create an investment vehicle was often used in 19th century Europe by trade guilds and other labor-related groups. It was not until this century, however, that the concept appeared in the United States. Here, Lindner Asset Management offers some highlights in the history of mutual funds, a uniquely 20th century phenomenon.

1924 A few closed-end funds with assets totaling less than $10 million had been created. Edward G. Leffler creates the Massachusetts Investors Trust, the world's first true, open-end mutual fund. Within one year, the Trust has 200 shareholders and $392,000 in assets (about $4 million in 1999 dollars).

1928 The first no-load fund is established by Scudder, Stevens & Clark of Boston; shareowners will pay no "entry fees" for their investment.

1929 By now there are 21 mutual funds established with approximately $134 million in assets (more than $1.3 billion in 1999 dollars). But, the Great Depression set off by the stock market crash in October in this year spells t-r-o-u-b-l-e ahead for every sector of the nation's economy, including investing.

1933 As part of the broad bundle of investor protection measures adopted by the Congress, The Securities Act of 1933 requires that prospectuses used in selling mutual fund shares to investors must clearly disclose "risks" that may be involved.

1940 Unsavory practices in the mutual fund industry prompt Congress to take action. The Investment Company Act imposes numerous controls, but Congress fails to enact a provision that would have capped individual funds at $150 million. Opponents argued successfully that no fund would ever get that large!

1951 The number of mutual fund shareowners reaches a new record -- one million. There are now more than 100 funds on the market. This decade sees the rise of industry-specific funds, such as the Atomic Development Fund, The Television-Electronics Fund and the Missiles-Rockets-Jets & Automation Fund.

1960 As the decade begins there are 155 funds with $15.8 billion in assets.

1967 Funds return a record 62% this year, but it's later discovered that some funds actually employed "creative" accounting techniques. Still, it was a great year for investors.

1971 The first money market portfolio, The Reserve Fund, arrives on the scene.

1975 401(k) plans, retirement savings programs through which millions of Americans purchase mutual fund shares, are born. The landmark legislation that created "ERISA," the Employee Retirement Income Security Act, will pay huge dividends for individual investors and for the economy in the years ahead. Individual Retirement Accounts (IRA), another popular mutual fund investment vehicle, are made possible by the Act. (Continued on page 15.)

WHERE IS THE MARKET HEADED IN 2000?

Lindner's views on the markets as the new year begins.

* We believe in the year 2000 the majority of investors will continue to experience the unusual volatility that both equity and fixed-income markets have exhibited in recent months.

*    Inflation will continue to be carefully monitored by Federal
Reserve officials -- any signs of increase in inflationary forces will be matched by appropriate action.

* Economists will carefully take the pulse of this very long recovery period, looking for any signs of weakness. Leading indicators will be closely watched. Economists will continue to practice "...On the other hand..." commentary, some voicing cautious optimism and others, pessimism, as the longest economic expansion in modern times gets even longer and future directions of the market remain difficult to predict.

* New sectors of the economy will come to favor; the good news, we believe, is that traditional investing styles could return to favor in this new year. Value investing could return to favor (again) in 2000; that is the nature of investing cycles, a primary characteristic of equity markets.

                                    LINDNER FUNDS NEWSLETTER     PAGE 13

LIPPER DATA SHOWS LINDNER UTILITY FUND AS
#1 FUND AMONG UTILITY MUTUAL FUNDS FOR '99 (Continued from page 3.)

COMPARISON / BENCHMARK:
The comparative index is the S&P 500 Utilities Index, which is a capitalization-weighted index of all utility company stocks that are traded on the New York Stock Exchange, and is designed to measure the performance of the Utility Sector of the S&P 500 Index.

                         [Photo of Tower]

You can find this index as well as the listing for the Fund in the pages of the Wall Street Journal. (The Fund symbol is LDUTX.)

FUND INVESTMENTS:
Industry investments at mid-year included sectors such as tele-communications; utilities; telecommunications equipment; natural gas pipelines; oil & gas exploration and production; energy; electrical generation; oilfield services; and, cable television equipment and services.

COMMENTING ON THE 1999 PERFORMANCE:
Vice Chairman Mark T. Finn noted in a recent media interview: "We've carried a relative underweight to the electric utility sector, had exposure to telecommunications for the full year, and we've picked good stocks. The traditional view of the electric utility industry, that of a yield vehicle with little appeal, is going to change in the next few years. Our view is that this industry will be quite exciting and marked by a number of takeover and management changes, so that good management will pay off. This will make it more important that the investment management committee picks the right stocks. Every sector has its day, and we believe that this Fund will be back in an overweight in electric utilities sometime within the next 24 months."

CAUTIONARY NOTES:
Please note that single-sector investments -- such as utilities -- are subject to certain risks, such as limited diversification, when compared to other types of market investments, interest rate risk and economic risks. Past performance is not a guarantee. This is a "no-load fund" -- that is, there are no sales charges attached to your minimum purchase or subsequent purchases.

* Lipper, Inc., together with its affiliate companies, is the leading provider of data and analysis on the investment company business. Data is provided to major institutions, money managers and investment advisors. With data going back to 1959, Lipper, Inc. currently tracks performance of approximately 32,000 funds worldwide with assets in excess of US $6 trillion. Lipper data is carried in more than 100 newspapers and other media, including The New York Times, USA Today, CNBC, and The Wall Street Journal.

** Comparisons Chart follows

----------------------------------------------------------------------------------------------
                                         1 year           5 years        8/30/93(inception of
                                     ended 12/31/99   ended 12/31/99    the fund) to 12/31/99

----------------------------------------------------------------------------------------------

Lipper Utility Fund Category Rank     1 out of 100     12 out of 65              N/A

----------------------------------------------------------------------------------------------

Lindner Utility Fund                     60.46%         21.88%<F1>            17.81%<F1>

----------------------------------------------------------------------------------------------

S&P 500 Utilities Index                  -8.81%         13.81%<F1>             8.39%<F1>

----------------------------------------------------------------------------------------------

Dow Jones Utilities Index                -5.67%         14.73%<F1>             7.61%<F1>

----------------------------------------------------------------------------------------------

<F1>Average annual total return including reinvestment of dividends and capital gain distributions.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not predictive of future results. Investment return and principal value will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost.

LINDNER FUNDS NEWSLETTER     PAGE 14

THE LINDNER FUNDS

LINDNER OPPORTUNITIES FUND <F1> (Introduced October 1999)
This new fund's main objective is long-term capital growth. This fund will focus its investments primarily in common stocks of U.S. companies and securities of U.S. companies that are convertible into common stocks. Well-known and established companies as well as smaller less discovered companies will be considered. The companies are selected for their growth prospects relative to their valuations, without regard to market capitalization size.

LINDNER SMALL-CAP FUND <F2>
The objective of this fund is long-term capital appreciation through investments in common stocks or convertible securities of companies with market capitalization of $178 million to $1.3 billion (9/99). Income is a secondary objective.

LINDNER LARGE-CAP FUND
This diversified fund seeks long-term capital appreciation through investments in large-cap common stocks or securities convertible into common stocks. At least 65% of the fund's assets in common stocks are invested in companies with market capitalization in the range of the Russell 1000 Index. Income is a secondary objective.

LINDNER UTILITY FUND <F3>
This fund seeks current income through investments in securities of domestic and foreign public utility companies, with capital appreciation as a secondary goal. Utilities are broadly defined to include companies that provide basic services to customers on a regular basis.

LINDNER ASSET ALLOCATION FUND
This fund's primary objective is to generate current income; capital appreciation is a secondary goal. Investments include common stocks, preferred stocks and corporate bonds, and debt securities issued or guaranteed by the U.S. government or its agencies.

LINDNER MARKET-NEUTRAL FUND <F4>
The fund seeks long-term capital appreciation in both bull and bear markets while maintaining minimal portfolio exposure to general equity market risk by always having both long and short positions in equity securities.

LINDNER GOVERNMENT MONEY MARKET FUND
This very low-risk fund invests in short-term debt securities guaranteed by the U.S. government or its agencies. Investors can expect a moderate level of current income, with liquidity and stability of capital. The fund is not insured or guaranteed by the F.D.I.C. or any other government agency. Although the fund seeks to preserve a net asset value of $1.00, there can be no assurance of this.

<F1>Investing in small companies can involve increased volatility, less liquidity, and less publicly available information.

<F2>Investors should note that this Fund may invest all or a portion of its assets in short-term debt securities issued by the U.S. government and by U.S. corporations. If the Small-Cap Fund takes a temporary, short-term "defensive" position, it may not achieve its investment objective. Investing in small companies can involve increased volatility, less liquidity, and less publicly available information.

<F3>Single-sector investments -- such as utilities -- are subject to certain risks, such as limited diversification, when compared to other types of market investments, interest rate risk and economic risks.

<F4>By taking long and short positions in different securities with similar characteristics, the Market-Neutral Fund attempts to cancel out the effect of the general stock market movements on the Fund's performance. Investors should note that this Fund may invest all or a portion of its assets in short-term debt securities issued by the U.S. government and by U.S. corporations. If this Fund takes a temporary, short-term "defensive" position, it may not achieve its investment objective. Although a fund's potential gain in limited to the amount of which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold short.



MUTUAL FUNDS:
A 20TH CENTURY
PHENOMENON


(Continued from page 13.)

1988 High-yielding "junk bond" funds are all the rage, but the demise of major player Michael Milken and the firm of Drexel Burnham, act to reduce their popularity.

1990 In the home stretch for the 20th century, there are 2,917 mutual funds with $982 billion in assets.

1999 As the 20th Century draws to a close, the decade of the 1990's unbelievable economic recovery, the focus of baby boomers on retirement savings, and a plethora of mutual fund choices spur the industry. The Investment Company Institute estimates that some 80 million Americans own more than three-quarters of the $6 trillion-plus assets in today's mutual funds.



-------------------------------------------

                 [LOGO}

            THE LINDNER FUNDS
               NEWSLETTER

         Published quarterly by
     Lindner Asset Management, Inc.
       for the shareowners of the
     Lindner Family of Mutual Funds.

            DOUG T. VALASSIS
              Chairman and
        Chief Executive Officer

              MARK T. FINN
           Vice Chairman and
        Chief Operating Officer

             ERIC E. RYBACK
                President

               JOHN ELDER
     Acting Executive Vice President

               HANK BOERNER
         Editor of the Newsletter

                 Offices:
   7711 Carondelet Avenue -- Suite 700
         St. Louis, Missouri 63105

          Telephone: 314-727-5305
              FAX: 314-727-9306

   Toll-free Telephone: 1-800-995-7777
 Email: customerservice@lindnerfunds.com
      Web site: www.lindnerfunds.com
-------------------------------------------

                                    LINDNER FUNDS NEWSLETTER     PAGE 15

[LOGO]LINDNER
      FUNDS

7711 Carondelet Avenue -- Suite 700
St. Louis, Missouri 63105

Telephone: 314-727-5305
FAX: 314-727-9306

Toll-free Telephone: 1-800-995-7777
Email: customer service@lindnerfunds.com
Web site: www.lindnerfunds.com


---------------------------------------------------

IN 2000...

     ARE YOU ROLLING OVER A 401K-PLAN?

     ROLLING OVER AN IRA?

     TRANSFERRING JOBS?

     WILL YOU RECEIVE THE PROCEEDS
     FROM YOUR PENSION PLANS?


Contact a Lindner Funds Shareowner Service
Representative at 1-800-995-7777 and we can assist you with the transfer process.


*FOR ASSISTANCE REGARDING SPECIFIC TAX CONSEQUENCES
CONSULT YOUR FINANCIAL ADVISOR.

---------------------------------------------------